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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549


                       FORM 8-K

                    CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):
                    September 9, 1999





            COMMERCIAL FEDERAL CORPORATION
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  (Exact Name of Registrant as Specified in Charter)



Nebraska                   1-11515              47-0658852
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(State or Other          (Commission         (I.R.S. Employer
Jurisdiction of          File Number)        Identification No.)
Incorporation)

2120 South 72nd Street, Omaha, Nebraska               68124
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(Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code:(402)554-9200

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Item 5. Other Events.
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     On September 9, 1999, Franklin Mutual Advisers, LLC
("Franklin"), located at 51 John F. Kennedy Parkway, Short Hills, New Jersey delivered notice to the Registrant of its nomination of two individuals for election as directors at the 1999 Annual Meeting of Stockholders. Franklin's nominees are J. Thomas Burcham and George R. Zoffinger. Franklin also provided the name of Matthew P. Wagner as an alternate in the event either of its two nominees were unable to serve. On September 29, 1999 the Registrant notified Franklin that it believes that neither Mr. Burcham nor Mr. Wagner are eligible for election as directors as they do not meet applicable requirements under the Registrant's By-Laws and applicable federal law relating to interlocking directorships as in effect on September 17, 1999, the applicable deadline for director nominations under the Registrant's By-Laws.

     On September 28, 1999, the Registrant's Board of Directors adopted an amendment to the Registrant's By-laws. The By-law amendment provides that in order to qualify to serve as a member of the Board of Directors of the Registrant, an individual must not also serve as a management official of another federally insured depository organization that operates branches in any market in which the Registrant operates branches. This By-law amendment was adopted because of recent experience with a former director of the Registrant that operated a bank in direct compe tition with the Registrant and because a pending change in federal regulations will, when such change becomes effective on January 1, 2000, loosen the restrictions currently in effect with respect to such interlocking directorships. The By-law amendment will prevent in the future an individual from serving on the Board of Directors of the Registrant who would lack the ability to act in the best interests of the Registrant's stock holders given the inherent conflict of interest present when an individual serves as a director of two competitors. The amendment should not affect the nominees submitted by Franklin as referenced above, since both Messrs. Burcham and Wagner had impermissible interlocks under existing regulations in effect as of the September 17, 1999 deadline for nominations with respect to the upcoming annual meeting of shareholders of the Registrant. As such, such persons were ineligible for nomination under the Registrant's By-Laws provisions which predate this amendment. The Registrant's By-Laws, as amended are attached hereto as Exhibit 3 and incorporated by reference herein.

     On September 15, 1999, the Board of Directors appointed
Sharon G. Marvin to fill the vacancy arising from the resigna tion of W.A. Krause.

Item 7. Financial Statements, Pro Forma Financial Information
        and Exhibits.
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     Exhibit 3    By-Laws, as Amended

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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    COMMERCIAL FEDERAL CORPORATION




                    By: /s/ James A. Laphen
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                        James A. Laphen, President, Chief
                        Operating Officer and Chief Financial
                        Officer
                        (Duly Authorized and Principal Financial
                        Officer)


Date: October 5, 1999